SUPPLEMENT DATED APRIL 9, 2009
TO

PROSPECTUSES DATED OCTOBER 20, 2008
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

TO PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY

PROSPECTUSE DATED MAY 1, 2003
FOR MFS REGATTA EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement replaces a previous supplement dated March 4, 2009.

The Board of Trustees of the MFS Variable Insurance Trust II (the "Trust") approved, subject to shareholder approval, the merger of MFS Strategic Value Portfolio into MFS Value Portfolio. It is expected that this approval will be sought at a shareholder meeting expected to be held sometime in June, 2009.

If shareholders approve the proposal relating to the merger of the portfolios of the Trust, shortly after shareholder approval, all of the assets of MFS Strategic Value Portfolio will be transferred to MFS Value Portfolio and shareholders of MFS Strategic Value Portfolio will receive shares of MFS Value Portfolio in exchange for their shares.

Massachusetts Financial Services Company has decided that, on or about June 19, 2009, no exchanges may be made into the MFS Strategic Value Portfolio. Therefore, purchase payments, exchanges and any automatic programs, such as dollar cost averaging, portfolio rebalancing and asset allocation, into the MFS Strategic Value Portfolio may be suspended at that time.

Immediately after the merger, purchase payments and purchases that are part of a dollar-cost averaging program, a portfolio rebalancing program, an asset allocation program, or any automatic deposit program will continue with the MFS Value Portfolio replacing the MFS Strategic Value Portfolio.

Please retain this supplement with your prospectus for future reference.

Masters NY, Regatta Extra NY 4/09